UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Schedule 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.                     )

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Janus Investment Fund

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For shareholders of Janus Henderson Select Value Fund (the “Fund”)

May 28, 2019

Dear Shareholder:

As a shareholder of Janus Henderson Select Value Fund (the “Fund”), the Board of Trustees for your Fund is requesting that you vote on a proposal that will be presented to shareholders at a Special Meeting of Shareholders to be held on July 11, 2019. The proposal is briefly summarized below and in the Q&A/Synopsis section that precedes the enclosed proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposal, which you should read carefully.

At the meeting, Fund shareholders are being asked to approve an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) that reflects a new benchmark index for purposes of calculating the performance-based investment advisory fee the Fund pays to Janus Capital Management LLC (“Janus Capital”), the Fund’s investment adviser. This change is being recommended in connection with changes to the investment strategies of the Fund, as described below and in greater detail in the Proxy Statement.

Janus Capital, in consultation with Perkins Investment Management LLC (“Perkins”), the Fund’s sub-adviser, has proposed, and the Board of Trustees of the Fund has approved, a change to the Fund’s principal investment strategies. Currently, the Fund invests primarily in common stocks of companies of any size whose stock prices are believed to be undervalued by the portfolio manager. Following the strategy change, the Fund will invest, under normal circumstances, at least 80% of its net assets in common stocks of companies that are small- and mid-capitalization stocks and whose stock prices are believed to be undervalued by the portfolio manager. The change in strategy is designed to create potential asset growth through increased sales for the Fund, potentially resulting in increased operational efficiencies, given current marketplace demands for the new strategy. The proposed benchmark index for purposes of calculating the performance-based investment advisory fee, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus, and is proposed to replace the Russell 3000® Value Index, the current benchmark. While the investment strategy changes do not require shareholder approval, such changes will only take effect if shareholders approve the Amended Advisory Agreement.

The Board of Trustees of the Fund believes that the proposal is in the best interest of the Fund and has recommended that shareholders vote “FOR” the proposal.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card and following the recorded instructions;

•	By mail with the enclosed proxy card; or

•	In person at the Special Meeting of Shareholders on July 11, 2019.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call the proxy solicitor, Computershare Fund Services, at 1-877-225-6898.

Thank you for your consideration of the proposal. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Investment Fund

JANUS INVESTMENT FUND

Janus Henderson Select Value Fund

151 Detroit Street

Denver, Colorado 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Board of Trustees of Janus Investment Fund (the “Trust”) has called a Special Meeting of Shareholders of Janus Henderson Select Value Fund (the “Fund”) a series of the Trust, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on July 11, 2019, at 9:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders will be asked to vote to approve an amended and restated investment advisory agreement for the Fund that changes the Fund’s benchmark index for purposes of calculating the performance-based investment advisory fee, and to transact such other business, if any, as may properly come before the Meeting.

Shareholders of record of the Fund, as of the close of business on May 20, 2019, will receive notice of the Meeting and will be entitled to vote at the Meeting. By returning the enclosed proxy card, you are authorizing the persons named as proxies to vote in their discretion on any matter that properly comes before the Meeting, including any adjournments. Such persons will be authorized to vote in favor of any adjournment, whether or not a quorum is present, if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described in the enclosed proxy card, or complete, sign, and date the enclosed proxy card and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Investment Fund

May 28, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 11, 2019:

The enclosed proxy statement is available free of charge at janushenderson.com/fund-update.

The Fund’s most recent annual report and any more recent semiannual report are available free of charge at janushenderson.com/info

(or janushenderson.com/reports if you hold shares directly with the Fund).

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

i

Q&A / SYNOPSIS

The following synopsis is intended to provide an overview of the information provided in the proxy statement (the “Proxy Statement”) and to summarize the proposal to be considered at the Special Meeting of Shareholders, or at any adjournment or postponement thereof (the “Meeting”).

What am I being asked to vote on?

You are being asked to approve an Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) that reflects a new benchmark index for purposes of calculating the performance-based investment advisory fee Janus Henderson Select Value Fund (the “Fund”) pays to Janus Capital Management LLC (“Janus Capital”), the Fund’s investment adviser. The Board of Trustees is not aware of any matters that will be presented for consideration at the Meeting other than this proposal (the “Proposal”).

Why am I being asked to approve the Amended Advisory Agreement to change the Fund’s benchmark index?

You are being asked to consider a change to the Fund’s benchmark index in connection with proposed changes to the Fund’s investment strategies. Janus Capital, in consultation with Perkins Investment Management LLC (“Perkins”), the Fund’s sub-adviser, has proposed, and the Board of Trustees of the Fund has approved, investment strategy changes related to the market capitalization focus of the Fund (the “Strategy Change”). Currently, the Fund invests in companies of any size (i.e., any market capitalization) whose stock prices are believed to be undervalued by the portfolio manager. If the Strategy Change takes effect, the Fund will invest primarily in common stocks of companies that are small- and mid-capitalization stocks and whose stock prices are believed to be undervalued by the portfolio manager. Janus Capital believes that current marketplace demands for a small- and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, provide greater opportunity for the Fund to grow over the long-term. The Strategy Change is designed to create asset growth through the potential for increased sales for the Fund, potentially resulting in increased operational efficiencies.

Because the Fund currently invests primarily in the common stocks of companies of any market capitalization, the Fund’s current benchmark index, the Russell 3000® Value Index (the “Current Index”), is used for purposes of calculating the Fund’s performance-based advisory fee, as both the Russell 3000® Value Index and the Fund include exposure to companies of all market capitalizations. However, the proposed benchmark index, the Russell 2500TM Value Index (the “Proposed Index”), is a benchmark comprised of small- and mid-cap stocks, and is more closely aligned with the Fund’s revised investment strategies, so it is better suited for purposes of calculating the Fund’s performance-based advisory fee.

Because the Fund’s benchmark index is used in the calculation to determine the Fund’s performance-based investment advisory fee, the proposed change in the Fund’s benchmark index is considered a change to the Fund’s investment advisory fee, and requires shareholder approval. Further, because the proposed benchmark index is aligned with the Strategy Change, the Strategy Change will only take effect if the Proposal is approved.

Will the Strategy Change result in a change in the Fund’s investment objective, portfolio manager, or name?

The Fund’s investment objective will not change as a result of the Strategy Change, and the Strategy Change will not change the value-oriented investment approach used to manage the Fund. However, if Fund shareholders approve the Proposal, the Fund’s current portfolio manager, Alec Perkins, will be replaced with Kevin Preloger and Justin Tugman. Mr. Preloger and Mr. Tugman have been managing mid-cap value and small-cap value strategies for Perkins since March 2013 and March 2009, respectively. Additionally, if these changes are implemented, the Fund’s name will be changed to “Janus Henderson Small-Mid Cap Value Fund.”

What impact will the Strategy Change have on the Fund’s portfolio, and will additional costs be incurred?

As a result of the Strategy Change, the Fund’s portfolio will be transitioned to a portfolio focused on small- and mid-capitalization stocks, and certain holdings will be sold and others bought. This will result in the Fund incurring transaction costs as well as potentially recognizing capital gains. While the exact impact of the Strategy Change cannot be predicted with certainty, based on the Fund’s portfolio and market conditions as of February 20, 2019, Janus Capital estimated that the Fund would incur costs of between 0.08% and 0.17% to reposition the portfolio. This estimate includes trading and related costs. Janus Capital also estimated that as of February 20, 2019, the Fund would realize short-term and long-term capital gains of approximately $0.12 per share and $0.56 per share, respectively. These costs and capital gains may change based on market conditions and the Fund’s portfolio when the Strategy Change is effective, and may be higher or lower. The Fund’s operating costs (excluding advisory fees), are not expected to materially change as a result of the Strategy Change.

What effect will the benchmark index change have on the investment advisory fee rate the Fund pays to Janus Capital?

The Fund pays Janus Capital a performance-based investment advisory fee for the investment advisory services it provides to the Fund, which includes a base investment advisory fee rate that adjusts up or down based on the Fund’s performance compared to its benchmark index. The base fee component of the investment advisory fee, which is an annualized rate of 0.70% of the average daily net asset value of the Fund, will not change. Whether the change in the benchmark index to the Russell 2500TM Value Index results in an increase or decrease in the investment advisory fee that otherwise would have been paid by the Fund depends on whether the Fund’s future performance compares more favorably with the Russell 2500TM Value Index or the Russell 3000® Value Index. As a result, it is not possible to predict the effect of the change to the performance adjustment on future advisory fees paid by the Fund to Janus Capital, since any adjustment will depend on the future cumulative performance of the Fund relative to the approved Fund benchmark index, as well as future changes to the size of the Fund over time. However, this Proxy Statement contains information to help you evaluate the potential impact of this change.

By way of example, for the fiscal year ended June 30, 2018, the Fund’s performance adjusted investment advisory fee rate using the Current Index was 0.80%. If the Fund’s performance adjusted investment advisory fee rate had been calculated using the Proposed Index for the fiscal year ended June 30, 2018, it would have remained unchanged at 0.80%. Note that the calculation of the Fund’s performance adjusted investment advisory fee rate using the Proposed Index for the fiscal year ended June 30, 2018, is based on the Fund’s current investment strategies and does not reflect the potential impact of the Strategy Change.

Janus Capital, and not the Fund, pays Perkins for the sub-advisory services it provides to the Fund. Janus Capital pays Perkins a sub-advisory fee equal to 50% of the advisory fee payable by the Fund to Janus Capital, which includes any performance fee adjustment and reimbursement of expenses incurred or fees waived by Janus Capital. Accordingly, the sub-advisory fee paid to Perkins is directly impacted by the amount of the advisory fee paid to Janus Capital taking into account the performance fee adjustment.

Additional Information

What is the recommendation of the Board of Trustees?

Janus Capital proposed, and the Board of Trustees approved, the Amended Advisory Agreement to adopt the Russell 2500TM Value Index as the benchmark index for purposes of calculating the performance adjustment to the advisory fee. The Board of Trustees recommends that you vote “FOR” the Proposal.

What will happen if shareholders of the Fund do not approve the Proposal?

If shareholders of the Fund do not approve the Proposal, the Amended Advisory Agreement will not take effect and the Fund will continue to be managed pursuant to its existing investment strategies and existing investment advisory agreement. The Board of Trustees will take such action as it deems to be in the best interest of the Fund, including potentially soliciting additional proxies.

Who is eligible to vote?

Shareholders who owned shares of the Fund at the close of business on May 20, 2019 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting.

How do I vote my shares?

You can vote in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card and following the recorded instructions;
•	By mail with the enclosed proxy card; or
•	In person at the Special Meeting of Shareholders on July 11, 2019.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services, the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If a quorum is not present or sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons designated as proxies may propose one or more adjournments or postponements of the Meeting to a later date to continue to seek additional votes.

If I send my vote in now as requested, can I change it later?

Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Fund at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy card or vote by Internet or telephone. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the Proposal.

What is the required vote to approve the Proposal?

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the Investment Company Act of 1940, as amended (such a majority is referred to herein as a “1940 Act Majority”). A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund entitled to vote.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of 30% of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Who is paying the costs of this solicitation?

Janus Capital will pay the fees and expenses related to the proxy solicitation, including the cost of the preparation of these proxy materials and their distribution,

and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting.

Whom should I call for additional information about this Proxy Statement?

Please call Computershare Fund Services, the proxy solicitor engaged by Janus Capital, at 1-877-225-6898.

May 28, 2019

JANUS INVESTMENT FUND

Janus Henderson Select Value Fund

151 Detroit Street

Denver, Colorado 80206

SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This is a proxy statement (“Proxy Statement”) for Janus Henderson Select Value Fund (the “Fund”), a series of Janus Investment Fund (the “Trust”). Proxies for the Special Meeting of Shareholders of the Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposal (the “Proposal”) that has already been approved by the Board:

Proposal.

To approve an amended and restated investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”) that changes the Fund’s benchmark index from the Russell 3000® Value Index to the Russell 2500TM Value Index for purposes of calculating the performance-based investment advisory fee.

Unless otherwise indicated, the Special Meeting of Shareholders of the Fund (together with any adjournments or postponements thereof) is referred to herein as the “Meeting.”

The Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on July 11, 2019 at 9:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof. Any shareholder of record who owned shares of the Fund as of the close of business on May 20, 2019 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services, at 1-877-225-6898. This Proxy Statement, Notice of Special Meeting, and the proxy card are first being mailed to shareholders on or about May 30, 2019.

The Fund provides annual and semiannual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with the Fund), via the Internet at janushenderson.com/info (or janushenderson.com/reports if you hold shares directly with the Fund), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

PROPOSAL

APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE FUND’S BENCHMARK INDEX FOR PURPOSES OF CALCULATING THE PERFORMANCE-BASED INVESTMENT ADVISORY FEE

Background

Pursuant to an investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, Janus Capital serves as the Fund’s investment adviser (the “Current Advisory Agreement”). Pursuant to a sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”), Perkins manages the investment operations of the Fund and the composition of its investment portfolio (the “Sub-Advisory Agreement”), subject to Janus Capital’s oversight.

The Fund’s investment objective is to seek capital appreciation. The Fund seeks to meet this objective by investing primarily in the common stocks of companies of any size whose stock prices are believed to be undervalued by the Fund’s portfolio manager. The Fund’s benchmark index is currently the Russell 3000® Value Index (the “Current Index”), a benchmark that has exposure to all market capitalizations.

Janus Capital, in consultation with Perkins, has proposed, and the Board has approved, a change to the Fund’s principal investment strategies. Currently, the Fund invests primarily in common stocks of companies of any size whose stock prices are believed to be undervalued by the portfolio manager. Following the strategy change, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small- and mid-sized companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2500TM Value Index (the “Strategy Change”) and whose stock prices are believed to be undervalued. Janus Capital believes that current marketplace demands for a small- and mid-cap strategy, combined with Perkins’ experience in managing mid-cap and small-cap stocks using a value approach, provide greater opportunity for the Fund to grow over the long-term. The Strategy Change is designed to create asset growth through increased potential for sales for the Fund, potentially resulting in increased operational efficiencies.

Because the Fund intends to shift its focus from investing primarily in the common stocks of companies of any size to investing primarily in the common stocks of small- and mid-sized companies, Janus Capital recommended, and the Board approved, a change in the Fund’s benchmark index for purposes of computing the performance adjustment fee under the Current Advisory Agreement from the Russell 3000® Value Index to the Russell 2500TM Value Index (the “Proposed Index”), a benchmark comprised of small- and mid-cap stocks that forms the “SMID” (small/mid) cap segment of the Russell 3000® Value Index. The Proposed Index is more closely aligned with an investment strategy that focuses on small- and mid-cap stocks.

Performance Fee Structure

Pursuant to the Current Advisory Agreement, the Fund pays Janus Capital a performance adjusted investment advisory fee. The calculation of the performance adjustment applies as follows: Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment. The performance adjustment is determined based on the Fund’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period, with adjustments up or down to the advisory fee rate based on the amount of such underperformance or outperformance (the “Performance Adjustment”). The Fund’s benchmark index is a component of calculating the investment advisory fee rate paid to Janus Capital and therefore, the benchmark index is described in the Current Advisory Agreement.

The Investment Company Act of 1940, as amended (the “1940 Act”), and staff of the Securities and Exchange Commission (the “SEC”) require Fund shareholders to approve material amendments to an investment advisory agreement in order to become effective. Given that the benchmark index is a component of the investment advisory fee calculation as described in the Fund’s investment advisory agreement, a change to the Fund’s benchmark index is considered a material change to the Current Advisory Agreement, and requires both Trustee and shareholder approval. The Board of Trustees has approved an amended and restated investment advisory agreement between the Fund and Janus Capital (the “Amended Advisory Agreement”) to reflect the change in benchmark index and also has authorized the submission of the Amended Advisory Agreement to the Fund’s shareholders for approval. The investment advisory fee rate paid by the Fund currently is adjusted up or down based upon the Fund’s performance relative to the Current Index. Under the Proposal, the fee would instead be adjusted up or down based upon the Fund’s performance relative to the Proposed Index. This means that if the Proposal is approved, the Fund’s investment strategy and benchmark index will change from a focus on companies of any size to a focus on companies with small and/or mid-sized capitalizations. Given that the Strategy Change is aligned with the Proposed Index, the Strategy Change will only take effect if shareholders approve the Amended Advisory Agreement. Similarly, if these changes are implemented, the Fund’s name will be changed to “Janus Henderson Small-Mid Cap Value Fund.”

Pursuant to the Sub-Advisory Agreement, Janus Capital pays Perkins for the sub-advisory services it provides to the Fund. Janus Capital pays Perkins for its services a fee equal to 50% of the advisory fee payable by the Fund to Janus Capital, which includes any performance fee adjustment and reimbursement of expenses incurred or fees waived by Janus Capital. The Fund does not directly pay an advisory fee to Perkins. No changes are proposed to the Sub-Advisory Agreement. However, because the sub-advisory fee paid to Perkins is directly impacted by the advisory fee payable to Janus Capital, any performance adjustment to the advisory fee will directly impact the sub-advisory fee paid to Perkins.

Fund’s Name, Portfolio Managers, Principal Investment Strategies, Risks, and Benchmark

The following is intended to show the primary similarities and differences between the Fund’s current name, investment objective, portfolio managers, principal investment strategies, risks, and benchmark index, and those that would be implemented following approval of the Proposal.

	Current	Repositioned
Name	Janus Henderson Select Value Fund	Janus Henderson Small-Mid Cap Value Fund
Investment Objective	Capital appreciation	Same
Portfolio Manager(s)	Alec Perkins of Perkins Investment Management LLC	Kevin Preloger and Justin Tugman of Perkins Investment Management LLC
Investment Strategies	Invests primarily in the common stocks of companies of any size whose stock prices are believed to be undervalued by the Fund’s portfolio manager	The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small- and mid-sized companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization of companies included in the Russell 2500TM Value Index. The market capitalizations within the index will vary, but as of April 30, 2019, they ranged from approximately $11 million to $16.2 billion.
	The Fund may also invest in foreign securities, which may include investments in emerging markets.	Same
	When the portfolio manager believes that market conditions are unfavorable for investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.	Same[1]
	The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community.	Same

The Fund’s portfolio manager generally looks for companies with:

•  strong balance sheets and solid recurring free cash flows

•  attractive relative and absolute valuation ratios or that have underperformed recently

•  favorable reward to risk characteristics

Same[1]
	The portfolio manager’s philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.	Same[1]

[1]	Note that the reference to “portfolio manager” in the current language will change to “portfolio managers” following the Strategy Change.

	Current	Repositioned
Investment Risks	Value Investing Risk	Value Investing Risk
	Market Risk	Market Risk
	—	Small- and Mid-Sized Companies Risk. The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
	Real Estate Securities Risk	Real Estate Securities Risk
	Foreign Exposure Risk	Foreign Exposure Risk
	Management Risk	Management Risk
Benchmark	Russell 3000® Value Index	Russell 2500TM Value Index

The changes to the Fund’s name, portfolio management team, and investment strategies do not require shareholder approval in order to become effective. The Board has unanimously approved the changes to the Fund’s name, principal investment strategies and related matters, subject to approval of the Proposal.

Amended Advisory Agreement

If approved, the Amended Advisory Agreement will take effect on or about August 1, 2019, or as soon as practicable after shareholder approval is obtained. The Amended Advisory Agreement will remain in effect through February 1, 2020, and thereafter only as long as its continuance is approved at least annually by (i) the vote of a majority of the Independent Trustees, meaning those Trustees that are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, Janus Capital, or Perkins (the “Independent Trustees”), and (ii) the vote of either a majority of the Trustees or a 1940 Act Majority of the outstanding shares of the Fund. If the Amended Advisory Agreement is not approved, the Current Advisory Agreement will continue in effect through February 1, 2020, and thereafter only as long as its continuance is approved at least annually as described above.

Information Concerning the Adviser

Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to the Fund. Janus Capital is an indirect, wholly-owned subsidiary of Janus Henderson Group plc (“JHG”), a publicly traded company with principal operations in financial asset management businesses that had $357.3 billion in assets under management as of March 31, 2019. JHG owns approximately 95% of Janus

Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JHG.

Janus Capital (together with its predecessors and affiliates) has served as an investment adviser since 1970. Janus Capital also serves as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital does not act as an investment adviser to any other registered investment company that has a similar investment strategy as the Fund.

Principal Executive Officers and Directors of the Adviser and Sub-adviser. The principal executive officers and directors of Janus Capital and Perkins and their principal occupations are included in Appendix A to this Proxy Statement.

Principal Executive Officers of the Trust. The officers of the Trust and their principal occupations are set forth in Appendix B to this Proxy Statement.

Information Concerning the Sub-Adviser

Janus Capital has entered into the Sub-Advisory Agreement with Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of the Fund. Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or sub-adviser to separately managed accounts and other registered investment companies. Janus Capital owns 100% of Perkins.

Comparison of the Current Advisory Agreement and Amended Advisory Agreement

The terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, except for the benchmark index change. Changes made to the Amended Advisory Agreement compared to the Current Advisory Agreement include the date of expiration, the proposed change to the benchmark index, and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on the Fund’s historical performance over a 36-month measurement period. A copy of the proposed Amended Advisory Agreement is included as Appendix C.

Investment Advisory Services. The investment advisory services to be provided by Janus Capital to the Fund are the same under the Current Advisory Agreement and the Amended Advisory Agreement.

Pursuant to both the Current Advisory Agreement and the Amended Advisory Agreement, Janus Capital shall furnish continuous advice and recommendations to the Fund, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund owns or contemplates acquiring from time to time. Janus Capital shall give due consideration to: (i) the Trust’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws; (ii) the investment objectives, policies and restrictions set forth in the Fund’s registration statement; (iii) the provisions of the

1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine.

Janus Capital may engage one or more sub-advisers in connection with its duties and responsibilities under the Current Advisory Agreement and Amended Advisory Agreement. Janus Capital has engaged Perkins to serve as sub-adviser to the Fund. Pursuant to the Sub-Advisory Agreement, Perkins is responsible for the day-to-day management of the Fund’s investment portfolio, subject to the general oversight of Janus Capital.

Other Services. Under the Current Advisory Agreement and the Amended Advisory Agreement, Janus Capital is authorized, but not obligated, to perform the management and administrative services necessary for the Fund’s operation. Specifically, Janus Capital is authorized to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, and such other persons in any such other capacity deemed by Janus Capital to be necessary or desirable. Janus Capital shall also generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund. Additionally, Janus Capital shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. Janus Capital is also authorized, subject to review by the Board, to furnish such other services as Janus Capital shall from time to time determine to be necessary or useful to perform the services contemplated by the investment advisory agreement. Janus Capital also serves as administrator to the Fund pursuant to an Administration Agreement between Janus Capital and the Trust. See “Affiliated Service Providers, Brokerage and Other Fees” for additional information regarding these administrative services.

Payment of Expenses. Under the Current Advisory Agreement and the Amended Advisory Agreement, the Fund assumes and pays all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by Janus Capital. These expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. The Fund, along with other Janus Henderson funds, also pay some or all of the salaries, fees, and expenses of certain Fund officers and employees of Janus Capital (also sharing certain expenses and salaries for the Fund’s Chief Compliance Officer and other compliance-related personnel employed by Janus Capital as authorized by the Trustees from time to time).

Liability. The Fund’s Current Advisory Agreement and the Amended Advisory Agreement provide that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties, and except to the extent otherwise provided by law.

Continuance of and Termination of the Agreement. The Amended Advisory Agreement would remain in effect through February 1, 2020, similar to the Current Advisory Agreement. Thereafter, similar to the Current Advisory Amendment, the Amended Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved annually by a majority of the Fund’s Independent Trustees, or by either a 1940 Act Majority or the Board of Trustees, cast in person at a meeting called for such purpose.

The Fund’s Current Advisory Agreement and the Amended Advisory Agreement: (i) may be terminated, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ advance written notice of termination be given to Janus Capital at its principal place of business; (ii) may be terminated by Janus Capital at any time, without penalty, by giving 60 days’ advance written notice of termination to the Trust; and (iii) terminates automatically in the event of its assignment.

The Fund’s Current Advisory Agreement was last approved by shareholders on April 6, 2017 in connection with the merger of Janus Capital Group Inc. and Henderson Group plc. The Current Advisory Agreement was last approved for continuance by the Board on December 6, 2018.

Compensation. Under both the Current Advisory Agreement and the Amended Advisory Agreement, the Fund pays Janus Capital an investment advisory fee at the annual rate of 0.70% of the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus the Performance Adjustment calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets over a rolling 36-month performance measurement period (the “Performance Period”). The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.

Under both the Current Advisory Agreement and the Amended Advisory Agreement, the Performance Adjustment may result in an increase or decrease in the investment advisory fee rate paid by the Fund, depending upon the cumulative investment performance of the Fund relative to its benchmark index over the Performance Period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the Performance Period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the Performance Period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the Performance Period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the Performance Period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales charge) (“Class A Shares”) is used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

Pursuant to the Current Advisory Agreement, the investment advisory fee rate is adjusted up or down based on the Fund’s performance relative to the cumulative investment record of the Current Index. Under the Amended Advisory Agreement, the investment advisory fee rate will instead be adjusted based on the Fund’s performance relative to the cumulative investment record of the Proposed Index. See “Impact of Proposed Change to the Benchmark Index on the Investment Advisory Fee Rate” below.

Comparison of Proposed and Current Benchmark Indices

The Current Index is a market capitalization-weighted index measuring the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Proposed Index is a market capitalization-weighted index measuring the performance of small- and mid-cap companies within the Russell 3000® Value Index. If the Proposal is approved by shareholders, the Fund will change its benchmark index from the Current Index to the Proposed Index. As of April 30, 2019, small- and mid-sized companies constituted 23.5% of the Current Index and 98.9% of the Proposed Index.

The following chart compares the calendar year performance of both the Current Index and the Proposed Index for the past seven years. The chart shows how the two benchmarks have performed differently at times over this period.

The following chart shows how the monthly returns of the Fund’s Class A Shares, the Current Index, and the Proposed Index have performed for the period of December 15, 2011, the Fund’s inception date, through March 31, 2019.

Fund returns presented above include reinvestment of dividends, distributions, and capital gains, and are net of Fund expenses. The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment, therefore their performance does not reflect the expenses associated with the management of an actual portfolio. The Fund’s past performance does not necessarily indicate how it will perform in the future.

Implementation of the Change in the Benchmark Index

If the Proposal is approved, the change in the Fund’s benchmark index will be implemented on a prospective basis beginning on or about August 1, 2019, or as soon as practicable following the date of shareholder approval. However, because the Performance Adjustment is based upon a rolling 36-month Performance Period, comparisons to the Proposed Index will not be fully implemented until 36 months after the effective date of the benchmark index change. During the transition period, the Fund’s performance will be compared to the Current Index for the portion of the Performance Period prior to adoption of the Proposed Index, and to the performance of the Proposed Index for the remainder of the period.

For example, for the first month after the implementation of the Proposed Index, the Performance Adjustment would be calculated based on the performance of the Current Index for the past 35 months (performance which occurred before the Amended Advisory Agreement was effective) and the Proposed Index for the most recent month ended (performance that occurred after the Amended Advisory Agreement was effective). At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Impact of Proposed Change to the Benchmark Index on the Investment Advisory Fee Rate

While it is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the investment record of its benchmark index and future changes to the size of the Fund, below is information to help you evaluate the impact of this change.

The following table shows: (i) the dollar amount of the actual investment advisory fee paid by the Fund, before and after application of the performance fee and any advisory fee waivers, for the fiscal years ended June 30, 2017 and June 30, 2018; (ii) the dollar amount of the pro forma investment advisory fee that would have been paid by the Fund, before and after application of the performance fee and any advisory fee waivers, assuming the Proposed Index were in effect for the entire Performance Period; and (iii) the difference between the actual fees paid and the pro forma fees in dollars and as a percentage of the actual fees paid. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than actual advisory fees paid, and negative when the amount of the pro forma advisory fees would have been smaller than actual advisory fees paid.

Actual Advisory Fee based upon Current Index					Pro Forma Advisory Fees based upon Proposed Index				Difference Between Actual Current and Pro Forma Proposed Index Advisory Fees ($)/%
Fiscal Year End	Advisory Fee Before Performance Fee and Waiver ($)	Waiver ($)	Performance Fee ($)	Advisory Fee After Performance Fee and Waiver ($)	Advisory Fee Before Performance Fee and Waiver ($)	Waiver ($)	Performance Fee ($)	Advisory Fee After Performance Fee and Waiver ($)

June 30, 2017	683,321	108,049	(47,942)	527,330	683,321	108,049	30,382	605,654	78,324/14.85%

June 30, 2018	763,009	108,613	112,051	766,447	763,009	108,613	108,426	762,822	(3,625)/(0.47%)

As reflected above in the table, for the fiscal year ended June 30, 2017, the Fund would have paid more to Janus Capital had the Proposed Index been in place during this same period, as compared to the Current Index during the same period. For the fiscal year ended June 30, 2018, the Fund would have paid less to Janus Capital had the Proposed Index been in place during this same period, as compared to the Current Index during the same period.

It is important to remember that under the terms of the Amended Advisory Agreement, the change in the Fund’s benchmark index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Amended Advisory Agreement. Please refer to “Implementation of the Change in the Benchmark Index.” In addition, if the changes to the Fund’s investment strategies, as described above, had been in effect during the Fund’s last two fiscal years, it is likely that the Fund’s performance also would have been different. Accordingly, the comparison in the table above may be of limited use in evaluating the Proposal.

Calculation of the Performance Adjustment

If the average daily net assets of the Fund remain constant during a 36-month Performance Period, current net assets will be the same as average net assets over the Performance Period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month Performance Period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the Performance Period. Note that if net assets for the Fund were increasing during the Performance Period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the Performance Period.

The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month Performance Period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the Performance Period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the Performance Period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended June 30, 2017 and June 30, 2018, were $111,124,402 and $60,151,687, respectively.

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales charge) compared to the investment record of its benchmark index.

EXAMPLE 1: Fund Outperforms its Benchmark by 5.00%

If the Fund has outperformed its benchmark index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.70%	1/12th of 0.15%	1/12th of 0.85%

EXAMPLE 2: Fund Performance Tracks its Benchmark

If the Fund has tracked the performance of its benchmark index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.70%	0.00%	1/12th of 0.70%

EXAMPLE 3: Fund Underperforms its Benchmark by 5.00%

If the Fund has underperformed its benchmark index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.70%	1/12th of -0.15%	1/12th of 0.55%

Comparison of Current and Pro Forma Expenses

The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure applying the Current Index and the pro forma fee structure applying the Proposed Index, with and without fee waivers. Each share class has different expenses, but represents an investment in the same Fund. For purposes of pro forma calculations, it is assumed that the Proposed Index was in place during the entire 36-month Performance Period. The fees and expenses shown were determined based upon net assets as of June 30, 2018. For the 36 months ended June 30, 2018, the Fund outperformed the Current Index and the June 30, 2018 daily net assets were lower than the trailing 36-month average daily net assets, resulting in the management fee shown in the Annual Fund Operating Expenses table below. For the 36 months ended June 30, 2018, the Fund outperformed the Proposed Index and the June 30, 2018 daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below. However, the Fund’s performance was better relative to the Current Index than the Proposed Index for the 36 months ended June 30, 2018, resulting in the actual management fee rate paid by the Fund being higher than the pro forma management fee rate that would have been paid by the Fund.

Shareholder fees are those paid directly from your investment and may include sales loads.

Annual fund operating expenses are paid out of the Fund’s assets and include fees for portfolio management and administration services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

The Trust, on behalf of the Fund, has entered into an expense waiver agreement with Janus Capital. Pursuant to the expense waiver agreement, Janus Capital has agreed to reduce its investment advisory fee and/or reimburse certain operating expenses to the extent that total fund operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table.

SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares	Fiscal Year End June 30, 2018	Pro Forma Based on Proposed Index
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees (may adjust up or down)(2)	0.80%	0.80%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	0.50%	0.50%
Total Annual Fund Operating Expenses(5)	1.55%	1.55%
Fee Waiver(5)	0.24%	0.24%
Total Annual Fund Operating Expenses After Fee Waiver(5)	1.31%	1.31%

Class C Shares	Fiscal Year End June 30, 2018	Pro Forma Based on Proposed Index
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees (may adjust up or down)(2)	0.80%	0.80%
Distribution/Service (12b-1) Fees(3)	1.00%	1.00%
Other Expenses(4)	0.59%	0.59%
Total Annual Fund Operating Expenses(5)	2.39%	2.39%
Fee Waiver(5)	0.32%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver(5)	2.07%	2.07%
Class D Shares	Fiscal Year End June 30, 2018	Pro Forma Based on Proposed Index
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees (may adjust up or down)(2)	0.80%	0.80%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.39%	0.39%
Total Annual Fund Operating Expenses(5)	1.19%	1.19%
Fee Waiver(5)	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver(5)	1.07%	1.07%

Class S Shares	Fiscal Year End June 30, 2018	Pro Forma Based on Proposed Index
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees (may adjust up or down)(2)	0.80%	0.80%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	1.12%	1.12%
Total Annual Fund Operating Expenses(5)	2.17%	2.17%
Fee Waiver(5)	0.74%	0.74%
Total Annual Fund Operating Expenses After Fee Waiver(5)	1.43%	1.43%
Class I Shares	Fiscal Year End June 30, 2018	Pro Forma Based on Proposed Index
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees (may adjust up or down)(2)	0.80%	0.80%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.28%	0.28%
Total Annual Fund Operating Expenses(5)	1.08%	1.08%
Fee Waiver(5)	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver(5)	1.02%	1.02%

Class N Shares	Fiscal Year End June 30, 2018	Pro Forma Based on Proposed Index
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees (may adjust up or down)(2)	0.80%	0.80%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.32%	0.32%
Total Annual Fund Operating Expenses(5)	1.12%	1.12%
Fee Waiver(5)	0.19%	0.19%
Total Annual Fund Operating Expenses After Fee Waiver(5)	0.93%	0.93%
Class T Shares	Fiscal Year End June 30, 2018	Pro Forma Based on Proposed Index
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees (may adjust up or down)(2)	0.80%	0.80%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.49%	0.49%
Total Annual Fund Operating Expenses(5)	1.29%	1.29%
Fee Waiver(5)	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver(5)	1.17%	1.17%

EXAMPLES:

The following examples are based on expenses without waivers. These examples are intended to help you compare the cost of investing in the Fund, under both the Current Advisory Agreement and the Amended Advisory Agreement, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of June 30, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed*:	1 Year(6)(7)(8)	3 Years(6)(9)	5 Years(6)(9)	10 Years(6)(9)
Class A Shares
Current	$724	$1,036	$1,371	$2,314
Pro Forma based on Proposed Index	724	1,036	1,371	2,314
Class C Shares
Current	342	745	1,275	2,726
Pro Forma based on Proposed Index	342	745	1,275	2,726
Class D Shares
Current	121	378	654	1,443
Pro Forma based on Proposed Index	121	378	654	1,443
Class I Shares
Current	110	343	595	1,317
Pro Forma based on Proposed Index	110	343	595	1,317
Class N Shares
Current	114	356	617	1,363
Pro Forma based on Proposed Index	114	356	617	1,363
Class S Shares
Current	220	679	1,164	2,503
Pro Forma based on Proposed Index	220	679	1,164	2,503
Class T Shares
Current	131	409	708	1,556
Pro Forma based on Proposed Index	131	409	708	1,556

If Shares are not redeemed*:	1 Year(6)(7)(8)	3 Years(6)(9)	5 Years(6)(9)	10 Years(6)(9)
Class A Shares
Current	$724	$1,036	$1,371	$2,314
Pro Forma based on Proposed Index	724	1,036	1,371	2,314
Class C Shares
Current	242	745	1,275	2,726
Pro Forma based on Proposed Index	242	745	1,275	2,726
Class D Shares
Current	121	378	654	1,443
Pro Forma based on Proposed Index	121	378	654	1,443
Class I Shares
Current	110	343	595	1,317
Pro Forma based on Proposed Index	110	343	595	1,317

If Shares are not redeemed*:	1 Year(6)(7)(8)	3 Years(6)(9)	5 Years(6)(9)	10 Years(6)(9)
Class N Shares
Current	114	356	617	1,363
Pro Forma based on Proposed Index	114	356	617	1,363
Class S Shares
Current	220	679	1,164	2,503
Pro Forma based on Proposed Index	220	679	1,164	2,503
Class T Shares
Current	131	409	708	1,556
Pro Forma based on Proposed Index	131	409	708	1,556

(1)

All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(2)

The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Management Fee as shown for each class of shares is based on the investment performance of the Fund’s Class A Shares versus the Russell 3000® Value Index (for “Current” expenses) and the Russell 2500TM Value Index (for “Pro Forma” expenses), over the 36-month period ended June 30, 2018. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund. The annual investment advisory fee rate, prior to any Performance Adjustment, is 0.70%. The management fee shown for the Fund does not reflect any waivers by Janus Capital. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.”

(3)

If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

(4)

“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. “Other Expenses” for Class S Shares and Class T Shares include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Fund’s transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. “Other Expenses” for Class D Shares include an administrative services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. “Other Expenses” for all classes may include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%. “Other Expenses” for all classes may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

(5)

Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the Performance Adjustment, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.82% until at least June 30, 2020. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
(6)	Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table.
(7)

Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

(8)

A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Examples.

(9)	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
*	The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

Other Costs

As a result of the Strategy Change, the Fund’s portfolio will be transitioned to a portfolio focused on small- and mid-capitalization stocks, and certain holdings will be sold and others bought. This will result in the Fund incurring transaction costs as well as potentially recognizing capital gains. While the exact impact of any Strategy Change cannot be predicted with certainty, based on the Fund’s portfolio and market conditions as of February 20, 2019, Janus Capital estimated that the Fund would incur costs of between 0.08% and 0.17% to reposition the portfolio. This estimate includes trading and related costs. Janus Capital also estimated that as of February 20, 2019, the Fund would realize short-term and long-term capital gains of approximately $0.12 per share and $0.56 per share, respectively. These costs and capital gains may change based on market conditions and the Fund’s portfolio when the Strategy Change is effective, and may be higher or lower. The Fund’s operating costs (excluding advisory fees), are not expected to materially change as a result of the Strategy Change.

Board Considerations

Janus Capital met with the Trustees, all of whom are Independent Trustees, on December 5, 2018 and March 14, 2019, to discuss the Amended Advisory Agreement and other matters related to the Strategy Change. At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Board of Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for the Fund, and recommended that the Proposal be submitted to shareholders for approval. The Board of Trustees also approved matters related to the Strategy Change, effective upon approval of the Proposal by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of the Current Advisory Agreement as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including the Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins, in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between the Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year. A detailed discussion of the Trustees’ considerations with respect to this approval is included in the Fund’s most recent semiannual report dated December 31, 2018. You can request the Fund’s semiannual report free of charge by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with the Fund). Shareholder reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold shares directly with the Fund).

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

•

The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on the Fund’s historical performance over a 36-month measurement period.

•

As part of the Strategy Change, the Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than the Fund’s current benchmark index, the Russell 3000® Value Index.

•

Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for the Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for the Fund. The Trustees concluded that this performance fee structure was reasonable for the Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided. (On March 21, 2019, the independent fee consultant provided additional analysis to the Trustees with respect to the proposed performance fee structure for the Fund as repositioned, and the independent fee consultant concluded that such structure would be effective and reasonable.)

•

As part of the Strategy Change, Perkins will continue to provide sub-advisory services to the Fund, but will utilize new portfolio managers to implement the Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by the Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

•

The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by the Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by the Fund as part of the efforts to reposition the Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that the Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

•

Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for the Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for the Fund, potentially resulting in increased operational efficiencies for the Fund.

•

Janus Capital will pay the fees and expenses related to seeking Fund shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

•

The Trustees determined that the overall arrangements between the Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

The Trustees of the Trust unanimously recommend that you vote “FOR” approval of the Amended Advisory Agreement.

AFFILIATED SERVICE PROVIDERS, BROKERAGE AND OTHER FEES

Administrator.    Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, also serves as administrator to the Fund pursuant to an Administration Agreement between Janus Capital and the Trust. Janus Capital is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Capital and the Trust, the Fund (along with other funds of the Trust) reimburses Janus Capital for reasonable costs incurred in performing certain administrative and clerical functions. Some examples of these reimbursable expenses include net asset value determination, fund accounting, updating of the Trust’s registration statement, and supporting the Board of Trustees. Janus Capital does not receive compensation as administrator of the Fund. Janus Capital intends to continue to provide the same administrative services after implementation of the proposed Amended Advisory Agreement.

Distributor.    Janus Distributors LLC dba Janus Henderson Distributors (the “Distributor”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of Janus Capital, serves as distributor of the Fund pursuant to an Amended and Restated Distribution Agreement between the Trust and the Distributor. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Class A Shares, Class C Shares, and Class S Shares, the Distributor receives a 12b-1 fee from each such class of shares that is used to pay for distribution and/or shareholder services. Class A Shares and Class S Shares pay the Distributor a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares. Class C Shares pay a 12b-1 fee to the Distributor of up to 1.00% (0.75% distribution fee and 0.25% shareholder services fee) of the average daily net assets of Class C Shares. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries and may retain amounts paid by the Fund. Payments under the plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. The Distributor intends to continue to provide the same services after implementation of the proposed Amended Advisory Agreement.

Fees paid by Class A Shares, Class C Shares, and Class S Shares of the Fund to the Distributor, pursuant to their respective 12b-1 plan, during the Fund’s fiscal year ended June 30, 2018 are shown in the table below.

Class A Shares	Class C Shares	Class S Shares
$1,252	$3,187	$285

Transfer Agent.    Janus Services LLC (“Janus Services”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of Janus Capital, serves as the Fund’s transfer agent pursuant to an Amended and Restated Transfer Agency Agreement (the “Transfer Agency Agreement”) between Janus Services and the Trust.

Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Pursuant to the Transfer Agency Agreement, each class of shares of the Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services receives an administrative services fee paid by Class D Shares at the annual rate of 0.12% of Class D Shares’ average daily net assets, and paid by each of Class T Shares and Class S Shares at the annual rate of 0.25% of the average daily net assets of such share class. Such fee compensates Janus Services for providing or arranging for the provision of certain other administrative or other shareholder services. Janus Services may pass through all or a portion of the shareholder services fee received from Class T Shares and Class S Shares to financial intermediaries. Janus Services intends to continue to provide the same services after implementation of the proposed Amended Advisory Agreement.

Fees paid by Class D Shares, Class S Shares, and Class T Shares of the Fund to Janus Services during the fiscal year ended June 30, 2018, are shown in the following table.

Fees Paid to Janus Services ($)
Class D Shares	Class S Shares	Class T Shares
28,177	285	57,450

Affiliated Brokerage.    The Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, Janus Capital, or Perkins.

Payments to Affiliates.    During the Fund’s last fiscal year, the Fund did not make any material payments to Janus Capital or Perkins or any affiliated person of Janus Capital or Perkins for services provided to the Fund (other than pursuant to the Current Advisory Agreement, Sub-Advisory Agreement, Administration Agreement, or fees paid to the Distributor or Janus Services as described herein).

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information. Thirty percent of the outstanding shares of the Fund entitled to vote (all classes of the Fund voting together) shall be a quorum for the transaction of business by the Fund at the Meeting. Any lesser number is sufficient for adjournments. If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies, whether or not a quorum is present. By returning the enclosed proxy card, you are authorizing the persons named as proxies to vote in their discretion on any proposal that properly comes before the Meeting, including adjournment. A proposal to postpone or adjourn the Meeting requires the approval of the affirmative vote of a majority of shares of the Fund present in person or by proxy. Therefore, whether you vote for or against the Proposal, those persons will be authorized to vote in their discretion in favor of any adjournment to solicit additional proxies. In determining whether or not adjournment is in the best interest of the Fund, such persons will consider, among other factors: the nature of proposal; whether a quorum is present; the percentage of votes cast; the percentage of abstentions and votes cast against the Proposal; and the nature of any further solicitation.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on the Proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or the Proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Shareholder Approval

To become effective, the Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the Fund in favor of the Proposal, with all classes of shares voting together as a single class. A 1940 Act Majority means the lesser of the vote of: (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the Amended Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

Share Ownership

The number of outstanding shares and net assets of each class of the Fund, as applicable, as of the close of business on the Record Date, is attached in Appendix D to this Proxy Statement.

Beneficial owners of 5% or more of the outstanding shares of each class of the Fund are shown in Appendix E to this Proxy Statement. To the best knowledge of the Trust, no person or entity beneficially owned more than 5% of the outstanding shares of any class of the Fund except as stated in Appendix E. To the best knowledge of the Trust, the entities shown in Appendix E as owning 25% or more of the Fund, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

The cost of preparing, printing, and mailing the proxy card and this Proxy Statement, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be paid by Janus Capital. In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus Capital has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Fund, at an estimated cost of $17,000, plus any out-of-pocket expenses. Such expenses will be paid by Janus Capital. Among other things, Computershare Fund Services will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Fund and to obtain authorization for the execution of proxies. To the extent that Janus Capital or the Fund would have directly borne the expenses for those services, Janus Capital will reimburse these intermediaries for their expenses.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare Fund Services. Authorization to permit Computershare Fund Services to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Capital believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare Fund Services representative is required to ask for each shareholder’s full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail or electronically. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read any recommendation set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-877-225-6898 immediately if his or her instructions are not accurately reflected in the confirmation.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy via the Internet or by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card may contact Computershare Fund Services at 1-877-225-6898. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy or voting instructions, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the Proposal, as described in this Proxy Statement.

Attending the Meeting.    If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Computershare Fund Services at 1-877-225-6898 to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in the Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either: (i) with a value of at least $2,000; or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Fund, including financial statements of the Fund, has previously been sent to shareholders. The Fund provides annual and semiannual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with the Fund), via the Internet at janushenderson.com/info (or janushenderson.com/reports if you hold shares directly with the Fund), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of each report or this Proxy Statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses. With respect to Class D Shares, if a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Fund’s transfer agent, Janus Services, at 1-800-525-3713 or notify the Fund’s transfer agent in writing at P.O. Box 219109, Kansas City, Missouri 64121-9109. With respect to other share classes, shareholders should contact their financial intermediary.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matter described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Fund.

Please vote by Internet or telephone promptly, or complete, date, sign and return the enclosed proxy card. No postage is required if you mail your proxy card in the United States.

By order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Investment Fund

LIST OF APPENDICES

APPENDIX A:	Principal Executive Officers and Directors of Janus Capital and Perkins and Their Principal Occupations
APPENDIX B:	Principal Executive Officers of the Trust and Their Principal Occupations
APPENDIX C:	Form of Proposed Amended and Restated Investment Advisory Agreement
APPENDIX D:	Shares Outstanding and Net Assets
APPENDIX E:	Principal Holders

APPENDIX A

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF JANUS CAPITAL AND PERKINS AND THEIR PRINCIPAL OCCUPATIONS

Janus Capital(1)

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Enrique Chang	Janus Capital Group Inc.	Chief Investment Officer
	Janus Capital Management LLC	Chief Investment Officer
	Perkins Investment Management LLC	Manager
	Janus Capital International Limited	Director

Michael Drew Elder	Janus Capital Group Inc.	Co-Head of Global Distribution
	Janus Capital Management LLC	Senior Vice President and Co-Head of Global Distribution
	Janus Distributors LLC d/b/a Janus Henderson Distributors	President
	Perkins Investment Management LLC	Manager
	Geneva Capital Management LLC	Senior Vice President and Co-Head of Global Distribution
	Henderson Global Investors (North America) Inc.	Co-Head of Global Distribution

Byron Hittle	Janus Capital Management LLC	Vice President

Brennan A. Hughes	Janus Capital Group Inc.	Chief Accounting Officer, Senior Vice President, Director, and Treasurer
	Janus Capital Management LLC	Chief Accounting Officer, Senior Vice President, and Treasurer
	Janus Distributors LLC d/b/a Janus Henderson Distributors	Chief Accounting Officer, Senior Vice President, and Treasurer
	Janus Services LLC	Chief Accounting Officer, Senior Vice President, and Treasurer
	The Janus Henderson Foundation	Director
	Janus Management Holdings Corporation	Chief Accounting Officer, Senior Vice President, and Treasurer

	Janus Holdings LLC	Chief Accounting Officer, Senior Vice President, and Treasurer
	Intech Investment Management LLC	Director and Vice President
	Perkins Investment Management LLC	Vice President, Controller, and Manager
	Geneva Capital Management LLC	Senior Vice President and Treasurer
	Janus International Holding LLC	Chief Accounting Officer and Senior Vice President
	Janus UK Holdings Corporation Limited (UK)	Director

	Henderson Equity Holdings LLC	Senior Vice President and Treasurer
	Henderson Global Investors (North America) Inc.	Senior Vice President, Director, and Treasurer

	VS Holdings Inc.	Chief Accounting Officer, Senior Vice President, Treasurer, and Director
	Janus Capital International Limited	Director
	Janus Capital (Switzerland) LLC	Director
	Henderson Global Investors Equity Planning Inc.	Director
	Henderson Global Investors Limited	Director
	Henderson International GP LLC	Senior Vice President and Treasurer
	Henderson International Inc.	Senior Vice President, Treasurer, and Director

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Bruce L. Koepfgen	Janus Capital Group Inc.	President and Director
	Janus Capital Management LLC	President and Head of North America
	Janus Distributors LLC d/b/a Janus Henderson Distributors	Executive Vice President
	Janus Management Holdings Corporation	President and Director
	Intech Investment Management LLC	Vice President and Director
	Perkins Investment Management LLC	Executive Vice President and Manager
	Geneva Capital Management LLC	President
	Janus International Holding LLC	Executive Vice President
	Janus UK Holdings Corporation Limited (UK)	Director
	VS Holdings Inc.	President and Director
	Henderson Equity Holdings LLC	President
	Henderson Global Investors Equity Planning Inc.	Director
	Henderson International GP LLC	President
	Henderson International Inc.	President and Director
	Henderson Global Investors (North America) Inc.	President and Director
	Janus Henderson Investors (Japan) Limited	Director

Tiphani D. Krueger	Janus Capital Group Inc.	Co-Head Human Resources
	Janus Capital Management LLC	Co-Head Human Resources
	The Janus Henderson Foundation	President
	Janus Management Holdings Corporation	Executive Vice President
	Henderson Global Investors (North America) Inc.	Co-Head of Human Resources

Karlene J. Lacy	Janus Capital Group Inc.	Senior Vice President
	Janus Capital Management LLC	Senior Vice President, Taxation and Compensation Accounting
	Janus Distributors LLC d/b/a Janus Henderson Distributors	Senior Vice President, Taxation and Compensation Accounting
	Janus Holdings LLC	President
	Janus International Holdings LLC	President
	Janus Management Holding Corporation	Senior Vice President
	Janus Services LLC	Senior Vice President, Taxation and Compensation Accounting
	Intech Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President
	Geneva Capital Management LLC	Senior Vice President and Head of Taxation and Compensation Accounting
	Henderson Equity Holdings LLC	Senior Vice President and Head of Taxation and Compensation Accounting
	Henderson Global Investors (North America) Inc.	Senior Vice President, Taxation and Compensation Accounting and Director

	Henderson Global Investors Equity Planning Inc.	Director

	Henderson International GP LLC	Senior Vice President and Head of Taxation and Compensation Accounting
	Henderson International Inc.	Senior Vice President, Head of Taxation and Compensation Accounting and Director
	Janus UK Holdings Corporation Limited (UK)	Director
	VS Holdings Inc.	Senior Vice President and Director

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Kristin B. Mariani	Janus Capital Management LLC	Chief Compliance Officer
	Janus Distributors LLC d/b/a Janus Henderson Distributors	Vice President
	Janus Services LLC	Vice President

Angela Morton	Janus Capital Management LLC	Vice President, Assistant General Counsel, Assistant Secretary
	Janus Services LLC	Vice President and Assistant General Counsel

Michelle R. Rosenberg	Janus Capital Group Inc.	General Counsel
	Janus Capital Management LLC	General Counsel and Secretary
	Janus Distributors LLC d/b/a Janus Henderson Distributors	General Counsel and Secretary
	Janus Services LLC	General Counsel and Secretary
	Janus Holdings LLC	General Counsel and Secretary
	Janus International Holding LLC	General Counsel
	Intech Investment Management LLC	Vice President
	Henderson Global Investors (North America) Inc.	General Counsel, Secretary
	Henderson Equity Holdings LLC	General Counsel
	Henderson International GP LLC	General Counsel
	Henderson International Inc.	Secretary

Kathryn Santoro	Janus Capital Management LLC	Assistant General Counsel
	Janus Aspen Global Unconstrained Bond Subsidiary, Ltd.	Director
	Janus Global Unconstrained Bond Subsidiary, Ltd.	Director
	Janus Diversified Alternatives Subsidiary, Ltd.	Director

Amy Stefonick	Janus Capital Group Inc.	Assistant Secretary
	Janus Capital Management LLC	Assistant Secretary
	Janus Distributors LLC d/b/a Janus Henderson Distributors	Assistant Secretary
	Janus Holdings LLC	Assistant Secretary
	Janus International Holding LLC	Secretary
	Janus Management Holding Corporation	Secretary
	Janus Services LLC	Assistant Secretary
	Perkins Investment Management LLC	Secretary
	Geneva Capital Management LLC	Secretary
	Henderson Equity Holdings LLC	Secretary
	Henderson Global Investors (North America) Inc.	Assistant Secretary
	Henderson Global Investors Equity Planning Inc.	Assistant Secretary
	Henderson International GP LLC	Secretary
	Henderson International Inc.	Assistant Secretary
	VS Holdings Inc.	Secretary
(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

The following officers or Trustees of the Fund are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Title with the Fund	Title with the Adviser
Bruce L. Koepfgen	President and Chief Executive Officer	President

Kathryn Santoro	Vice President, Chief Legal Counsel, and Secretary	Assistant General Counsel

Perkins(1)

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Enrique Chang	Perkins Investment Management LLC	Manager

Michael Drew Elder	Perkins Investment Management LLC	Manager

Ted Hans	Perkins Investment Management LLC	Chief Operating Officer, Chief Compliance Officer, Treasurer, and Manager

Brennan A. Hughes	Perkins Investment Management LLC	Vice President, Controller, and Manager

Greg Kolb	Perkins Investment Management LLC	Chief Investment Officer and Manager

Bruce L. Koepfgen	Perkins Investment Management LLC	Executive Vice President and Manager

Karlene J. Lacy	Perkins Investment Management LLC	Vice President

George Maris	Perkins Investment Management LLC	Manager

Valerie Newman	Perkins Investment Management LLC	Manager

Amy J. Stefonick	Perkins Investment Management LLC	Secretary

Susan Wold	Perkins Investment Management LLC	Vice President

Ryan G. Wolf	Perkins Investment Management LLC	Chief Information Officer
(1)	The business address for each officer and director is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

APPENDIX B

PRINCIPAL EXECUTIVE OFFICERS OF THE TRUST AND THEIR PRINCIPAL OCCUPATIONS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present	Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

B-1

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

B-2

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

APPENDIX C

JANUS INVESTMENT FUND

FORM OF PROPOSED AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

JANUS HENDERSON SELECT VALUE FUND

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this [ ]th day of [ ], 2019, between JANUS INVESTMENT FUND, a Massachusetts business trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Henderson Select Value Fund (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1.

Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.

Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”), Amended and Restated Bylaws (“Bylaws”), and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3.

Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, subsidiaries of the Fund, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement, to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4.	Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)

to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5.

Compensation. The Trust shall pay to JCM for its services a monthly base fee of 1/12 of 0.70% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

6.

Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)

Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

7.

Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expenses as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

8.

Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9.	Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10.

Term. This Agreement shall continue in effect until February 1, 2020, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11.

Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.

Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13.

Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14.

Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “JCM” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15.

Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16.

Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17.

Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

This Agreement shall supersede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By:
Name:	[ ]
Title:	[ ]
JANUS INVESTMENT FUND

By:
Name:	[ ]
Title:	[ ]

Schedule A

Performance Adjustment

Beginning with the Base Fee payable for [    ] 2019 and on a monthly basis for 36 months thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Class A Shares (waiving the upfront sales load) (the “Class”) in relation to the combined investment record of the Russell 3000® Value Index, and the Russell 2500TM Value Index as described in the next paragraph (together, the “Blended Index Record”). This monthly adjustment, referred to as the “Initial Performance Adjustment,” shall be determined over the “Performance Period,” which is defined as the 36 month period preceding the end of the month for which the fee is being calculated. The number of months remaining in the Performance Period applicable to the Initial Performance Adjustment is recalculated monthly by subtracting from 36 the number of months following the beginning of the Initial Performance Adjustment calculations.

The Russell 3000® Value Index (the “Prior Index”) is the benchmark through [    ], 2019; and the Russell 2500TM Value Index (the “Successor Index”) is the benchmark commencing [    ], 2019. Therefore, in calculating the Performance Adjustment for any Performance Period that commences prior to [ ], 2019, the Prior Index shall be used for that portion of the period preceding that date, and, for any Performance Period that ends after [    ], 2019, the Successor Index shall be used for that portion of the period subsequent to that date.

The Initial Performance Adjustment shall be calculated by subtracting the Blended Index Record from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the Blended Index Record, the Fund pays JCM the Base Fee with no Performance Adjustment. If the difference between the investment performance of the Class and the Blended Index Record is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015% for every full 0.50% increment by which the Class outperforms or underperforms the Blended Index Record. The maximum percentage used in calculating the Initial Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Initial Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

Subsequent to the Initial Performance Adjustment period and beginning with adjustments to the Base Fee, if any, payable for [ ], 2022 and on a monthly basis thereafter, the Base Fee shall be adjusted monthly based on the investment performance of the Class in relation to the cumulative investment record of the Successor Index. This monthly adjustment, referred to as the “Performance Adjustment,” is also determined over its applicable Performance Period. The Performance Adjustment shall be calculated by subtracting the cumulative investment performance of the Successor Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the Successor Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Shares and the Successor Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015 % for every full 0.50% increment by which the Class outperforms or underperforms the Successor Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and either the Initial Performance Adjustment or the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for either the Initial Performance Adjustment or the Performance Adjustment). The Base Fee is calculated and accrued daily. Both the Initial Performance Adjustment and the Performance Adjustment, as applicable, will be calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

For purposes of the Initial Performance Adjustment, the investment record of the Blended Index Record will be the sum of:

(1) the change in the level of the Blended Index Record during the Performance Period; plus

(2) the value, computed consistently with, as applicable, the Prior Index and/or the Successor Index, of cash distributions made by companies whose securities comprise either the Prior Index or the Successor, as applicable, accumulated to the end of the Performance Period; expressed as a percentage of either the Prior Index or the Successor Index, as applicable, at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Prior Index and/or the Successor Index, as applicable, shall be treated as reinvested in the applicable index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Subsequent to the Initial Performance Adjustment period and for purposes of the Performance Adjustment, the investment record of the Successor Index will be the sum of:

(1) the change in the level of the Successor Index during the Performance Period; plus

(2) the value, computed consistently with the Successor Index, of cash distributions made by companies whose securities comprise the Successor Index accumulated to the end of the Performance Period; expressed as a percentage of the Successor Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Successor Index shall be treated as reinvested in the Successor Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

The Trustees have designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (“Successor Class”) is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

The Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Independent Trustees, designate an alternative appropriate index for purposes of calculating the Performance Adjustment, subject to the 1940 Act and related guidance from the Securities and Exchange Commission. Additionally, the Trustees may, by vote of a majority of the Trustees, including a majority of the Independent Trustees, implement changes to the performance fee structure where such changes do not result in a net increased compensation paid under this Agreement, subject to applicable law, and orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission.

APPENDIX D

SHARES OUTSTANDING AND NET ASSETS

The following chart shows the shares outstanding and net assets of each class of the Fund as of April 30, 2019.

Fund	Share Class	Total Number of Outstanding Shares	Net Assets
Janus Henderson Select Value Fund
	Class A Shares	114,852.377	$1,506,641.29
	Class C Shares	32,355.831	$411,342.36
	Class D Shares	1,824,968.891	$24,072,236.99
	Class I Shares	562,999.221	$7,490,916.62
	Class N Shares	122,556.687	$1,616,040.15
	Class S Shares	6,504.860	$84,547.31
	Class T Shares	1,868,822.913	$24,609,238.22

D-1

APPENDIX E

PRINCIPAL HOLDERS

As of April 30, 2019, the officers and Trustees as a group owned less than 1% of the outstanding shares of each class of the Fund, except 15.96% of Class N Shares. In addition, an investment by Janus Capital’s funds of funds may comprise a significant percentage of a share class or the Fund.

As of April 30, 2019, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of the Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the extent that Janus Capital, an affiliate, or an individual, such as the Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of the Fund or the Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of the Shares, unless otherwise indicated. The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of any class of shares for the Fund as of April 30, 2019:

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Select Value Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	57.82%
	Matrix Trust Company	14.45%
	As Agent for Newport Trust Company
	CH Lumber Company, Inc.
	Folsom, CA
	Pershing LLC	14.41%
	Jersey City, NJ

E-1

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Select Value Fund Class C Shares	Pershing LLC Jersey City, NJ	44.62%
	National Financial Services LLC	38.81%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	LPL Financial	7.47%
	Omnibus Customer Account
	San Diego, CA
	American Enterprise Investment Svc.	7.13%
	FBO 41999970
	Minneapolis, MN
Janus Henderson Select Value Fund Class I Shares	Charles Schwab & Co. Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	85.62%
Janus Henderson Select Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	80.47%
Janus Henderson Select Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	87.59%*
	State Street Bank & Trust As Cust	12.41%
	FBO ADP Access Product
	Boston, MA
Janus Henderson Select Value Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	47.49%
	Charles Schwab & Co. Inc.	44.06%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	LPL Financial	6.07%
	A/C 1000-0005
	San Diego, CA

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

E-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Janus Henderson Select Value Fund

Special Meeting of Shareholders to Be Held on July 11, 2019.

The Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/jif-30666

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “FOR” the Proposal set forth below.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:      ☒                                                                                                                       +

A	Proposal	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN
1.

To approve an amended and restated investment advisory agreement between Janus Investment Fund, on behalf of Janus Henderson Select Value Fund (the “Fund”), and Janus Capital Management LLC, that changes the Fund’s benchmark index from the Russell 3000® Value Index to the Russell 2500TM Value Index for purposes of calculating the performance-based investment advisory fee.

	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

◾	xxxxxxxxxxxxxx	JAN1 30666	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206 on July 11, 2019 at 9:00 a.m.

Please detach at perforation before mailing.

FORM OF PROXY CARD	JANUS INVESTMENT FUND
JANUS HENDERSON SELECT VALUE FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 11, 2019

This Proxy is solicited on behalf of the Trustees of Janus Henderson Select Value Fund. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Jesper Nergaard, and Kathryn Santoro or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of Janus Henderson Select Value Fund (the “Fund”), a series of Janus Investment Fund, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on July 11, 2019 at 9:00 Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. By returning this proxy card, you are authorizing the persons named as proxies above to vote in their discretion on any matter that properly comes before the Meeting, including any adjournment(s). Such persons will be authorized to vote in favor of any adjournment(s), whether or not a quorum is present, if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting.

Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of the Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

JAN_30666_042319